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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-65394, 333-52968, 333-32400, 333-89495, 333-89497, and
333-45375) of Corixa Corporation of our report dated January 25, 2002, with respect to the consolidated financial statements of Corixa Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2001.


                                                  /s/ Ernst & Young LLP


Seattle, Washington
February 27, 2002